Execution version

FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF – FIS

as Pledgor

and

BARCLAYS BANK plc

as Pledgee

_________________________________________________
Luxembourg Account Pledge Agreement
_________________________________________________

Execution version

TABLE OF CONTENTS
1.	DEFINITIONS AND INTERPRETATION

2.	PURPOSE OF THE PLEDGE

3.	PLEDGE

4.	PERFECTION OF THE SECURITY

5.	OPERATION OF THE ACCOUNT

6.	EFFECTIVENESS OF SECURITY

7.	ENFORCEMENT OF THE PLEDGE

8.	GENERAL BUSINESS CONDITIONS

9.	UNDERTAKINGS OF THE PLEDGOR

10.	REPRESENTATIONS AND WARRANTIES

11.	POWER OF ATTORNEY

12.	LIABILITY AND INDEMNITY

13.	DURATION AND INDEPENDENCE

14.         RELEASE

15.	COSTS AND EXPENSES

16.	PARTIAL INVALIDITY AND WAIVER

17.         AMENDMENTS

18.	CHANGES TO THE PARTIES

19.         NOTICES AND THEIR LANGUAGE

20.	COUNTERPARTS

21.	APPLICABLE LAW AND JURISDICTION

SCHEDULE 1

SCHEDULE 2

THIS LUXEMBOURG ACCOUNT PLEDGE AGREEMENT is made on August 31, 2011

BETWEEN:

(1)
FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF - FIS, a public limited company (société anonyme) incorporated under the laws of Luxembourg, qualifying as a specialised investment fund (fonds d’investissement spécialisé), having its registered office at 37, Val St André, L-1128 Luxembourg, and registered with the Luxembourg trade and companies register under number B 141.810 (the “Pledgor”); and

(2)	BARCLAYS BANK plc, having its address at 1 Churchill Place, London E14 5HP, United Kingdom, as Issuing Bank under and as defined in the Credit Agreement (as defined below) (the “Pledgee”);

WHEREAS:

(A)	This Agreement secures and will secure, inter alia, the Secured Obligations (as defined below).

(B)	The Pledgor is the holder of the Accounts (as defined below).

(C)
Pursuant to a $200,000,000 multicurrency letter of credit facility agreement, dated on or about the date hereof (the “Credit Agreement”) and entered into by the Pledgor as collateral provider, the Pledgee as issuing bank and FLAGSTONE RÉASSURANCE SUISSE SA, as borrower (the “Borrower”), the Pledgee has agreed to make available for the benefit of the Borrower certain multicurrency revolving letters of credit.

(D)
The Pledgor has agreed to grant a first ranking pledge over the Accounts (as defined below) as security for the Pledgee’s claims against the Borrower and itself under the Finance Documents (as defined in the Credit Agreement).

NOW, IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

Accounts means the accounts with number: G14965, 81360, G21040, 81359, G21039 and 81358 held in the sole name of the Pledgor with the Account Bank and includes the Pledgor's interest in any replacement accounts or sub-division or sub-accounts of such accounts, or any new account opened with the Account Bank (the “Future Account”) in which case such Future Account shall immediately be and become subject to the Pledge.

Account Bank means J.P. MORGAN BANK LUXEMBOURG S.A., a public limited liability company (société anonyme) incorporated under the laws of Luxembourg, having its registered office at 6, Route de Trèves, L-2633 Sennigerberg, and registered with the Luxembourg trade and companies register under number B 109.58.

ACA means the account control agreement dated on or about the date hereof between the Pledgor, the Pledgee and the Account Bank, a copy of which is attached hereto as Schedule 2.

Agreement means this account pledge agreement.

Event of Default means any event or circumstance specified as such in Clause 25 (Events of Default) of the Credit Agreement.

Pledge has the meaning given to that term in clause 3.1.

Pledged Assets means any present and future securities and assets of whatsoever nature entered or deposited in the Accounts, as well as any Related Assets and any other claim the Pledgor may have against the Account Bank in relation to the Accounts, regardless of the nature thereof.

Related Assets means all future and undistributed dividends, and all interests and other monies remaining payable to the Pledgor in respect of the securities entered or deposited in the Accounts.

Secured Obligations means any and all monetary obligations (including but not limited to any and all obligations that can be transferred into monetary obligations) in whatsoever currency and other indebtedness, liabilities and obligations whether present or future, actual or contingent, solely or jointly with others, whether as primary obligor or surety including, without limitation, any obligation or liability to pay damages, which are or may become payable or owing by the Borrower and the Pledgor to the Pledgee pursuant to, or in connection with, the Finance Documents, in each case as amended, extended, varied, supplemented or novated, from time to time.

Variation includes any variation, amendment, novation, restatement, modification, assignment, transfer, supplement, extension, deletion or replacement however effected and “vary” and “varied” shall be construed accordingly.

1.2	Interpretation

(a)	Terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

(b)	Clause headings are inserted for convenience of reference only and shall be ignored in the construction of this Agreement.

(c)	Words importing the singular shall include the plural and vice-versa.

(d)	References to a document in this Agreement are references to such document as varied, even if changes are made to the nature or amount of any letters of credit made available under such document.

(e)	References to a person in this Agreement include its successors, transferees and permitted assignees or novated parties.

(f)	This Agreement is a Transaction Security Document for the purpose of the Credit Agreement.

(g)
Any reference to any statute or statutory instrument or any section of it shall be deemed to include a reference to any statutory modification or re-enactment of it for the time being in force in relation to the particular circumstances.

2.	PURPOSE OF THE PLEDGE

The Pledge hereunder is constituted in order to secure the prompt and complete satisfaction of all Secured Obligations. The Pledge shall also cover any future extension of the Secured Obligations.

3.	PLEDGE

3.1	The Pledgor hereby irrevocably and unconditionally grants a continuing first-ranking pledge (gage de premier rang) (the “Pledge”) to the Pledgee over the Pledged Assets.

3.2	The Pledgee accepts the Pledge.

3.3	The Pledge is in addition, and without prejudice, to any other security the Pledgee may now or hereafter hold in respect of the Secured Obligations.

4.	PERFECTION OF THE SECURITY

4.1
The Pledgor shall forthwith upon the execution of this Agreement, notify this Pledge to the Account Bank in accordance with Article 5 (2) of the law of August 5, 2005 on financial collateral arrangements, as amended (the “Law”), such notice to be in the form set out in Schedule 1.

4.2
Should any formal steps be required for the purpose of creating and perfecting the Pledge in relation to the Future Accounts, the Pledgor undertakes to take any such steps immediately upon opening of the Future Accounts.

4.3
Without prejudice to the above provisions, the Pledgor hereby irrevocably authorises and empowers the Pledgee to take or to cause any formal steps to be taken for the purpose of perfecting the Pledge under any applicable law (including, without limitation, Luxembourg law) and, for the avoidance of doubt, undertakes to take any such steps itself if so directed by the Pledgee.

5.	OPERATION OF THE ACCOUNTS

5.1
Unless and until the Pledge has become enforceable pursuant to clause 7, the Accounts shall not be blocked and without prejudice to the security interest created by this Agreement, the Pledgor, acting in good faith, shall be authorised to continue to freely operate the Accounts in its discretion.  Following the occurrence of an Event of Default, the Pledgor may only do so with the prior written consent of the Pledgee.

5.2
Should the Pledge have become enforceable in accordance with clause 7 of this Agreement, the Pledgor’s entitlement to operate the Accounts, to the extent that the Pledgor was entitled to operate such Accounts, will automatically be revoked immediately upon the receipt by the Account Bank of a notice of exclusive control substantially in the form as set out in Exhibit B to the ACA.

6.	EFFECTIVENESS OF SECURITY

6.1
The Pledge shall be a continuing, first-ranking security and shall not be considered as satisfied or discharged or prejudiced by any intermediate payment, satisfaction or settlement of any part of the Secured Obligations and shall remain in full force and effect until unconditional and irrevocable payment and discharge in full of the Secured Obligations (other than contingent indemnity obligations for which a demand for payment has not been made).

6.2
The Pledge shall be cumulative, in addition to and independent of every other security or security interest which the Pledgee may at any time hold as security for the Secured Obligations or any rights, powers and remedies provided by law and shall not operate so as in any way to prejudice or affect or be prejudiced or affected by any security interest or other right or remedy which the Pledgee may now or at any time in the future have in respect of the Secured Obligations.

6.3
Neither the obligations of the Pledgor contained in this Agreement nor the rights, powers and remedies conferred upon the Pledgee by this Agreement or by law, nor the Pledge created hereby shall be discharged, impaired or otherwise affected by:

(i)	any amendment to, or any variation, waiver or release of, any obligation of the Pledgor or any other person under the Finance Documents; or

(ii)
any failure to take, or fully to take, any security contemplated by the Finance Documents or otherwise agreed to be taken in respect of the Pledgor’s obligations under the Finance Documents, subject to clause 14 hereof; or

(iii)
any failure to realize or to fully realize the value of, or any release, discharge, exchange or substitution of, any security taken in respect of the Pledgor’s obligations under the Finance Documents; or

(iv)
subject to the mandatory provisions of applicable law, any other act, event or omission which, but for this clause 6, might operate to discharge, impair or otherwise affect any of the obligations of the Pledgor contained in this Agreement and/or the rights, powers and remedies conferred upon the Pledgee by this Agreement, this Pledge or by law other than unconditional payment in full of the Secured Obligations.

6.4
For the avoidance of doubt, the Pledgor hereby waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any other person or enforce any guarantee or security before enforcing this Pledge.

7.	ENFORCEMENT OF THE PLEDGE

7.1
After an Event of Default has occurred the Pledgee shall be entitled, at its sole discretion, to exercise immediately and without further notice (mise en demeure) to the Pledgor its rights and powers under this Agreement and the applicable provisions of Luxembourg law, including (but not limited to):

(i)
to the extent applicable, to appropriate (or to allow a third-party to appropriate) the Pledged Assets at a price equal to their market value as determined by an independent external auditor (réviseur d'entreprises agréé) designated by the Pledgee, it being understood that the Pledgee or the third party may appropriate the Pledged Assets even before the external auditor has completed the appraisal if the Pledgee, acting reasonably, is of the opinion that it is in its best interest not to delay the enforcement of the Pledge until the appraisal is available; or

(ii)
to the extent applicable, to sell or cause the Pledged Assets to be sold in a private transaction at arms' length conditions (conditions commerciales normales), by a public sale at the Luxembourg Stock Exchange or by way of an auction; or

(iii)	to request the attribution of the Pledged Assets in court; or

(iv)	to request direct payment of the Pledged Assets from the Account Bank; or, in general,

(v)
to realise or, as the case may be, to appropriate the Pledged Assets in the most favourable manner permitted by the laws of Luxembourg, including, if applicable, by requesting a compensation or direct payment.

7.2
For the implementation of any of the above enforcement methods, it is hereby acknowledged and agreed by the Pledgor and the Pledgee that the Account Bank shall abide by the instructions of the Pledgee, with no obligation for the Pledgee or the Account Bank to seek the Pledgor’s approval or to inform it, as soon as the Pledgee shall have notified the Account Bank in writing of the occurrence of an Event of Default, including without limitation, those instructions relating to the appropriation of the Pledged Assets and the payment of any cash proceeds in the hands of the Pledgee.

7.3
If the Pledgee seeks to enforce the Pledge under clause 7.1 above, the Pledgor shall, at its own expense, render promptly all necessary assistance in order to facilitate the prompt realisation of the Pledge or the exercise by the Pledgee of any other right it may have hereunder or under applicable law.

7.4
If the Pledge is enforced, no rights of the Pledgee shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Obligations have been unconditionally and irrevocably satisfied and discharged in full. Until then, the Pledgee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Obligations, or to seek satisfaction from such proceeds at any time.

7.5	The Pledgee may at its sole discretion determine which of several security interests, if applicable, shall be enforced and used to satisfy the Secured Obligations.

7.6
For the avoidance of doubt, the Pledgor hereby waives any rights arising for it now or in the future (if any) under Article 2037 of the Luxembourg Civil Code and any defences of set-off, save for any set-off permitted under the Finance Documents.

8.	GENERAL BUSINESS CONDITIONS

The Pledgor undertakes to procure that the Account Bank subordinates any existing pledge, including, without limitation, any pledge existing by operation of its general business conditions, and any other rights it might have against the Pledgor and that might affect the Pledgee’s rights hereunder to any claim and rights of the Pledgee under this Agreement.

9.	UNDERTAKINGS OF THE PLEDGOR

9.1	During the term of this Agreement, the Pledgor undertakes to the Pledgee unless otherwise expressly permitted in the Credit Agreement:

(a)	to notify the Account Bank of the Pledge in the form set out in Schedule 1 attached to this Agreement without undue delay;

(b)	to provide to the Pledgee any evidence of the delivery of the relevant notification of the Pledge;

(c)	to act in good faith and not knowingly take any steps nor do anything which could reasonably be expected to adversely affect the existence of the Pledge created hereunder or the value thereof;

(d)	not to take, or participate in, or permit to subsist;

(i)	any action which results or could reasonably be expected to result in the Pledgor’s loss of ownership of all or part of the Pledged Assets;

(ii)	any other transaction which would have the same effect as a sale, transfer or other disposal of the Pledged Assets;

(iii)	any action which would for any other reason impair the security interest of the Pledgee; or

(iv)	any action which would defeat, impair or circumvent the rights of the Pledgee,

except, in each case, with the prior written consent of the Pledgee;

(e)
not to encumber, permit to subsist, create, or agree to create any other security interest or third party right in or over the Pledged Assets (other than Permitted Security and other than as contemplated under clause 8 (General Business Conditions) of this Agreement);

(f)	render at its own expense all necessary assistance in the event the Pledgee seeks the enforcement of the Pledge in accordance with this Agreement;

(g)	to promptly inform the Pledgee, by notification in writing, of all events which could reasonably be expected to adversely affect the security interest of the Pledgee created by this Agreement;

(h)
in the event of a possible seizure or attachment by a third party of any of the Pledged Rights, or Accounts, (i) to promptly notify at its own expense, the Pledgee and send it or its attorneys a copy of the relevant attachment or seizure documentation as well as all other documents required under applicable law, signed to the extent required by such Pledgor, for challenging the attachment or seizure (if possible), (ii) to notify the third party or the attorneys acting on behalf of such third party in writing of the Pledgee's interest in the Accounts  and (iii) to take such measures as may reasonably be required or requested by the Pledgee to protect the Pledgee's interest in the Accounts ;

(i)
from time to time, at the Pledgee’s written request, to provide the Pledgee with copies of any and all bank statements showing the balance of the Accounts relating to the Pledged Assets. The Pledgor is authorised to hide any other information appearing on the bank statements; and

(j)	not to open any other account in Luxembourg or elsewhere, other than the accounts contemplated by the definition of “Accounts” and subject to this Agreement.

10.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgee that:

(a)
it is and will remain  the sole legal and beneficial owner, free from encumbrances other than the Pledge and other Permitted Security, of the Pledged Assets and has the corporate power and authority to enter into this Agreement;

(b)
The Pledgor is a public limited liability company (société anonyme), duly incorporated and validly in existence under Luxembourg law and has been authorized by the Commission de surveillance du secteur financier as a specialised investment fund (Fonds d’investissement spécialisé) under the Luxembourg law of 13 February 2007 relating to specialised investment funds, as amended, and is subject to the supervision of the CSSF.

(c)	all necessary corporate action has been taken to authorise the entry into this Agreement and the execution of this Agreement;

(d)
in accordance with the notice set out in Schedule 1 and acceptance of the Pledge by the Account Bank in accordance with the ACA, the Pledgee will have as security for any and all Secured Obligations, a validly perfected first ranking security interest in the Pledged Assets or over the proceeds from any enforcement of the Pledged Assets; and

(e)
the execution, delivery and performance of this Agreement will not violate any provision or any material requirement of law or contractual obligation of the Pledgor, including for the avoidance of doubt its articles of association, any prospectus published by it (as it may be amended from time to time), any offering document within the meaning of the Luxembourg law of 13 February 2007 relating to specialised investments funds, as amended and/or any other offering document published by it and will not result in the creation or imposition of any lien on any of the material properties or assets of the Pledgor pursuant to any requirement of law or contractual obligation, except the liens created pursuant to this Agreement.

(f)
this Agreement is valid and binding upon it and enforceable in accordance with its terms (including against the Account Bank) subject to the perfection of the Pledge in accordance with Clause 4 (Perfection of the Security) and the Law

(g)
in respect of this Agreement to which the Pledgor is party and each of the transactions contemplated by, referred to in, provided for or effected by this Agreement, (i) it entered into the same in good faith and for the purpose of carrying out its business, (ii) it entered into the same on arms' length commercial terms, (iii) it entered into the same without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction, and (iv) the entry into this Agreement and the performance of any rights and obligations hereunder are in the best corporate interest and in conformity with the corporate object of the Pledgor;

(h)	the ACA is valid, binding and enforceable against the Pledgor, and the ACA does not contradict the terms of this Agreement and this Agreement does not contradict the terms of the ACA; and

(i)	the Accounts are relevant accounts (comptes pertinents) within the meaning of the Law.

11.	POWER OF ATTORNEY

The Pledgor hereby irrevocably appoints the Pledgee to be its attorney and in its name and on its behalf, to execute, deliver and perfect all documents and do all things that the Pledgee may reasonably consider to be requisite for (i) carrying out any obligation imposed on the Pledgor under this Agreement or (ii) exercising any of the rights conferred on the Pledgee by this Agreement or by law. The Pledgor shall ratify and confirm all things done and all documents executed by the Pledgee, in the proper and lawful exercise or purported exercise of that power of attorney. It is understood and agreed that such power may only be exercised by the Pledgee if the Pledgor does not comply with its obligations hereunder or under the other Finance Documents.

12.	LIABILITY AND INDEMNITY

12.1
The Pledgee shall not be liable for any losses arising in connection with the exercise of any of its rights, powers and discretions save for liabilities and expenses arising from the gross negligence (négligence grave) or wilful default (faute intentionnelle) or misconduct (faute grave) of the Pledgee.

12.2
The Pledgor will indemnify the Pledgee and every attorney which may, in accordance with this Agreement, be appointed, from time to time, in respect of all liabilities and reasonably documented expenses incurred by it, him, her or them in the execution of any rights, powers or discretions vested in it, him, her or them pursuant thereto save for liabilities and expenses arising from the gross negligence (négligence grave) or wilful default (faute intentionnelle) or misconduct (faute grave) of the Pledgee or its attorney or both.

12.3
Moreover The Pledgor shall indemnify the Account Bank in respect of all liabilities and documented expenses incurred by it, in the execution of any rights, powers or discretions vested in it, pursuant hereto save for liabilities and expenses arising from the gross negligence or willful misconduct of the Account Bank.

13.	DURATION AND INDEPENDENCE

13.1
This Agreement shall remain in full force and effect until unconditional discharge in full of the Secured Obligations. The Pledge shall not cease to exist if the Pledgor under the Finance Documents has only temporarily discharged the Secured Obligations.

13.2
This Agreement shall create a continuing security and no change, amendment, restatement or supplement whatsoever in the Finance Documents shall affect the validity or the scope of this Agreement nor the obligations which are imposed on the Pledgor pursuant to it.

13.3
This Agreement is independent from any other security or guarantee which may have been or will be given to the Pledgee. None of such other security shall prejudice, or shall be prejudiced by, or shall be merged in any way with this Agreement.

13.4
For the avoidance of doubt, the Pledgor and the Pledgee agree that the Pledge created under this Agreement is additional to, and independent, of any other Permitted Security created under the other Transaction Security Documents. The Parties agree that the enforcement of this Agreement shall not prejudice any additional rights granted to the Pledgee under the other Transaction Security Documents and that the enforcement of this Agreement shall not be affected by the other Transaction Security Documents. The Pledgor and the Pledgee furthermore agree that if there were to be any conflicts in the enforcement of the Pledge and the other Transaction Security, such conflicts shall be, to the extent permitted by law, resolved in the manner most favourable to the Pledgee.

14.	RELEASE

14.1	The Pledge shall be discharged by, and only by, the express release thereof granted by the Pledgee in accordance with the Finance Documents.

14.2
The Pledgee shall grant an express release of the Pledge, without delay upon demand of the Pledgor, as soon as all of the Secured Obligations shall have been finally discharged to the extent permitted by the Finance Documents. Following such release being granted, the Pledgee shall, at the request and cost of the Pledgor, return to the Pledgor any Pledged Rights in its possession and the Pledgor shall take delivery thereof, and the Pledgee shall notify the Account Bank accordingly.

14.3
If an amount paid by the Pledgor to the Pledgee or any Secured Party under the Finance Documents is avoided or otherwise set aside on the liquidation, administration, winding-up or other similar proceeding in the jurisdiction of the Pledgor or otherwise, then such amount shall not be considered to have been unconditionally paid in full for the purposes hereof.

15.	COSTS AND EXPENSES

All reasonable costs, charges, fees and expenses triggered by this Agreement or reasonably incurred in connection with its amendments and enforcement, in each case including reasonable fees for legal advisers, shall be borne by the Pledgor. For the avoidance of doubt, the parties hereto expressly agree that: all costs and expenses (including, without limitation, legal fees) incurred by the Account Bank in the lawful exercise of the powers and rights hereby conferred shall be payable solely by the Pledgor.

16.	PARTIAL INVALIDITY AND WAIVER

16.1
If at any time, any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any relevant jurisdiction, such provision shall as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid or unenforceable provision shall be deemed replaced by such valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision. The aforesaid shall apply mutatis mutandis to any gap in this Agreement.

16.2
No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

17.	AMENDMENTS

Any amendments, changes or variations to this Agreement may be made only with the agreement of the Pledgor and the Pledgee in writing. This applies also to this clause 17.

18.	CHANGES TO THE PARTIES

18.1	The Pledgor may not assign, transfer or novate any of its rights under this Agreement.

18.2
The Pledgee may assign, transfer or novate all or any part of its rights under this Agreement to any permitted assignee or transferee or successor. Such assignment by the Pledgee shall be enforceable against the Pledgor pursuant to the provisions of article 1690 of the Luxembourg Civil Code and shall be done at no additional cost to the Pledgor, unless otherwise provided in the Finance Documents. References to the Pledgee shall be deemed to include any permitted assignee or transferee or successor thereof.

18.3
In the case of an assignment, transfer or novation of all or any part of the Secured Obligations by the Secured Parties to one or several transferees, the Pledgee and the Pledgor hereby agree that in such event, to the extent required under applicable laws, the Pledge constituted by this Agreement shall be preserved as expressly permitted under Articles 1278 to 1281 of the Luxembourg Civil Code, so that it shall automatically, and without any formality, benefit to any such transferees.

18.4
Without prejudice to paragraphs 18.2 and 18.3 of this clause 18, this Agreement shall remain in effect despite any amalgamation or merger (however effected) relating to the Pledgee; and references to the Pledgee shall be deemed to include any assignee or successor in title of the Pledgee and any person who, under any applicable law and in accordance with the provisions of the Finance Documents, has assumed the rights and obligations of the Pledgee hereunder or to which under such laws the same have been transferred or novated or assigned in any manner. To the extent a further notification or registration is required by law to give effect to the above, the Pledgor shall procure that (at the request and cost of the Pledgee) such further notification or registration be made.

19.	NOTICES AND THEIR LANGUAGE

Any notice or other communication under or in connection with this Agreement shall be, except where provided otherwise in this Agreement, made in accordance with Clause 30 (Notices) of the Credit Agreement.

20.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute but one and the same instrument.

21.	APPLICABLE LAW AND JURISDICTION

21.1	This Agreement and any non contractual obligations arising out of it shall be governed by, and construed in accordance with, Luxembourg law.

21.2
The place of jurisdiction for any and all disputes arising under or in connection with this Agreement shall be the courts of Luxembourg-City. The Pledgee however, shall also be entitled to take action against the Pledgor in any other court of competent jurisdiction.  Further, the taking of proceedings against the Pledgor in any one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction, whether concurrently or not, if and to the extent permitted by applicable law.

THIS LUXEMBOURG ACCOUNT PLEDGE AGREEMENT has been entered into in two (2) originals, each party to this Agreement acknowledging receipt of one, on the date stated at the beginning by:

FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF - FIS as Pledgor
____________________________ By: Title: Director	____________________________ By: Title: Director

BARCLAYS BANK PLC
____________________________ By: Title: Director

Execution version

SCHEDULE 1

NOTICE OF PLEDGE

FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF - FIS
Société d’investissement à Capital Fixe – Fonds d’investissement spécialisé
Société anonyme
Registered office: 37 Val St André
R.C.S. Luxembourg: 141 810

By fax and to be confirmed by registered mail

To:	J.P. MORGAN BANK LUXEMBOURG S.A. Attn.: Board of directors / Mr. Ian BARNES 6, Route de Trèves L-2633 Sennigerberg Fax number: +352 46 26 85 808
Copy to:	J.P. Morgan Bank Attn.: Mr. Charles TUZZOLINO 4 New York Plaza – 12th Floor New York, NY 10004 U.S.A. Fax number: +1 (212) 552−2479
Copy to:	BARCLAYS BANK plc Attn.: Mr. Stuart RATCLIFFE 1 Churchill Place London E14 5HP United Kingdom Fax: +44 (0) 20 7116 7643

, 2011

Dear Sirs,

Accounts with no.: G14965; 81360; G21040; 81359; G21039; and 81358 (the “Accounts”) (Securities Accounts), being the relevant accounts (comptes pertinents) for the purpose of the Luxembourg law of April 5, 2005 on financial collateral arrangements, as amended

We hereby give you notice that by an account pledge agreement dated August 31, 2011 (the “Pledge Agreement”) we have pledged in favour of BARCLAYS BANK plc as pledgee (the “Pledgee”) all of our rights, title and interest in and to the Accounts (which shall include all sub-accounts, renewals, replacements and re-designations thereof), and all securities, assets, and interests from time to time standing thereon and any Related Assets (as defined in the Pledge Agreement). A copy of the Pledge Agreement is attached hereto.

You, as account bank, shall allow that the Accounts be operated in accordance with the ACA (as defined in the Pledge Agreement).

We formally authorize you to promptly provide to the Pledgee, from time to time, any information with regard to the securities held on the Accounts, the final position of the transactions realised thereon during the term of the pledge created under the Pledge Agreement and any other information the Pledgee may request from time to time in relation to the Accounts. We release you therefore of your professional secrecy obligation for any information transmitted in accordance with the Pledge Agreement and the ACA (as defined in the Pledge Agreement) to the Pledgee and more generally, of any liability with regard to any damages whatsoever which you may incur owing to the transmission of such information.

Please acknowledge receipt of this notice and your agreement to the terms hereof by signing the enclosed acknowledgement and waiver letter and returning the same to the Pledgee with copy to us.

Yours faithfully,

FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF - FIS
____________________________ By: Title: Director	____________________________ By: Title: Director

SCHEDULE 2

Account Control Agreement